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ADAM C. HARRIS, ESQ.                  Attorneys for OmniSky Corporation, et al.,
ROBERT E. WINTER, ESQ.                Debtors and Debtors in Possession
O'MELVENY & MYERS LLP
153 East 53rd Street
New York, New York 10022
Telephone: (212) 326-2000
Facsimile: (212) 326-2061

                       UNITED STATES BANKRUPTCY COURT FOR
              THE NORTHERN DISTRICT OF CALIFORNIA (SAN FRANCISCO)



In re                                        Case No. 01-33125-SFM-11
OMNISKY CORPORATION,                         (LEAD CASE)
          Debtor.                            Chapter 11

In re                                        Case No. 01-33126-SFM-11
OMNISKY INTERNATIONAL, LLC,                  Chapter 11
          Debtor.
In re                                        Case No. 01-33127-SFM-11
NORWAY ACQUISITION CORPORATION,              Chapter 11
          Debtor.

In re                                        Case No. 01-33128-SFM-11
NOMADIQ, INC.,                               Chapter 11
          Debtor.                            (Cases Jointly Administered)

    NOTICE OF (1) ENTRY OF ORDER CONFIRMING THE DEBTORS' FIRST AMENDED JOINT LIQUIDATING PLAN OF REORGANIZATION DATED SEPTEMBER 10, 2002, (2) OCCURRENCE OF
       EFFECTIVE DATE, (3) ESTABLISHMENT OF LIMITED NOTICE LIST, AND (4)
                  ADMINISTRATIVE CLAIMS AND REJECTION BAR DATE

     PLEASE TAKE NOTICE that on October 31, 2002 (the "CONFIRMATION DATE"), the United States Bankruptcy Court for the Northern District of California (the "COURT") entered its Order (the "CONFIRMATION ORDER") Confirming the First Amended Joint Liquidating Plan of Reorganization dated as of September 10, 2002 (the "PLAN") of OmniSky Corporation and its affiliated debtor entities (collectively, the "DEBTORS"). The Confirmation Order is available for inspection in the Office of the Clerk, United States Bankruptcy Court, 235 Pine Street, 22nd Floor, San Francisco, California 94104 (the "BANKRUPTCY COURT ADDRESS").

     PLEASE TAKE FURTHER NOTICE that all conditions to the effectiveness of the Plan have been satisfied and the Effective Date of the Plan is November 11, 2002.

     PLEASE TAKE FURTHER NOTICE that there has been established a Limited Notice List. Persons on such Limited Notice List will be given notice and an opportunity to be heard with respect to certain matters as set forth in the Plan. If you wish to be included on the Limited Notice List, you must: (1) file a request to be included on the Limited Notice List and include thereon your name, contact person, address, telephone number and facsimile number, and (2) serve a copy of such request on the OmniSky Plan Administrator c/o FTI Consulting, 199 Fremont Street, San Francisco, California 94105, Attn: Andrew Hinkelman. The Office of the United States Trustee, the Securities and Exchange Commission and members of the Oversight Committee are automatically included on the Limited Notice List and need not file a request to be included thereon.

     PLEASE TAKE FURTHER NOTICE that, pursuant to the Confirmation Order, any person alleging entitlement to payment on a Claim for payment of costs or expenses of administration, except as set forth in the next sentence, must file and serve a proof of Administrative Expense Claim (an "ADMINISTRATIVE CLAIM REQUEST") on the OmniSky Plan Administrator, c/o Poorman-Douglas, 10300 SW Allen Blvd., Beaverton, OR 97005, (800) 750-3384, so that such Administrative Claim Request is actually received NOT LATER THAN DECEMBER 11, 2002 AT 4:00 P.M. PACIFIC DAYLIGHT TIME. The requirement for filing an Administrative Claim Request does not apply to (a) Fee Claims; (b) a claim or request for payment by a governmental unit for taxes (and for interest and/or penalties related to such taxes), described in Bankruptcy Code section 503(b)(1); and (c) other excluded Administrative Expense Claims which are: (i) requests for payment

                                                                      Form F9641
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by the Debtors' Officers; (ii) claims by members of the Creditors' Committee for reimbursement of expenses under Bankruptcy Code section 503(b)(3)(F); (iii) the Debtors' operating expenses incurred in the ordinary course of business which are not past due according to the terms and conditions under which the services or goods were provided; or (iv) request for satisfaction of assumption obligations for leases and executory contracts (if any) which are assumed prior to the Effective Date or are assumed under the Plan.

     PLEASE TAKE FURTHER NOTICE that under Article 9 of the Plan, each executory contract and unexpired lease that exists between any of the Debtors and any person that was not assumed or rejected before the Confirmation Date with the approval of the Bankruptcy Court, or for which the Debtors had not filed a motion to assume or reject before the Confirmation Date (and which is not otherwise provided for in the Plan) is deemed rejected pursuant to section 365(a) of the Bankruptcy Code as of the Confirmation Date. Pursuant to the Confirmation Order, any entity alleging entitlement to payment on a claim arising from or relating to the rejection of any executory contract or unexpired lease rejected under the Plan (including claims under 11 U.S.C. section 365(d)(3)) (a "REJECTION CLAIM") must submit a proof of claim for such Rejection Claim to the OmniSky Plan Administrator, c/o Poorman-Douglas, 10300 SW Allen Blvd., Beaverton, OR 97005, (800) 750-3384, so that such proof of claim is actually received NOT LATER THAN DECEMBER 11, 2002 AT 4:00 P.M. PACIFIC DAYLIGHT TIME.

     PLEASE TAKE FURTHER NOTICE that Administrative Claim Requests and Rejection Claims must comply with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Bankruptcy Local Rules and all applicable orders on file in these Chapter 11 Cases.

     PLEASE TAKE FURTHER NOTICE THAT ANY PERSON HOLDING AN ADMINISTRATIVE CLAIM OR REJECTION CLAIM WHO FAILS TO TIMELY FILE AN ADMINISTRATIVE CLAIM REQUEST OR REJECTION CLAIM IN ACCORDANCE WITH THE CONFIRMATION ORDER SHALL BE BARRED FROM ASSERTING SUCH ADMINISTRATIVE CLAIM OR REJECTION CLAIM AGAINST THE DEBTORS, THE REORGANIZED DEBTORS, THE ESTATES OR ANY OF THE RESERVES ESTABLISHED PURSUANT TO THE PLAN, OR ANY OF THEIR SUCCESSORS OR ASSIGNS OR OTHERWISE.

     PLEASE TAKE FURTHER NOTICE that under the Bankruptcy Code and as used in the Plan and this Notice, the term "Claim" has been given the broadest possible definition and includes any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, priority, or unsecured, against any or all of the Debtors.

     PLEASE TAKE FURTHER NOTICE that (a) on or about October 1, 2002, the Court entered separate judgments against NM IQ LLC ("NM IQ") and Harry Kolassa, on behalf of himself and all others similarly situated (collectively, the "IPO Claimants"), whereby each party's claim was subordinated pursuant to section 510(b) of the Bankruptcy Code to all claims or interest against OmniSky Corporation ("OmniSky") that are senior to the interest of holders of common stock of OmniSky and that each claim has the same priority as the common stock of OmniSky and (b) on the Confirmation Date the Court approved separate stipulations by and between the Debtors and NM IQ and the IPO Claimants, whereby (i) the claims of NM IQ and the IPO Claimants were classified as Class E claims under the Plan or in the class of subordinated claims under any other plan of reorganization for the Debtors, (ii) as of the Effective Date, the automatic stay is lifted with respect to NM IQ litigation and the IPO Claimants litigation and (iii) both NM IQ and the IPO Claimants each waive any claim against the Debtors, the Reorganized Debtors, the Plan Administrator and the Estates, and their claims shall be limited to policies of directors and officers liability insurance.

Dated: November 11, 2002
                                      O'MELVENY & MYERS LLP


                                      By: /s/
                                          ---------------------------------
                                                  Robert E. Winter
                                      Attorneys for OmniSky Corporation, et al.,
                                      Debtors and Debtors in Possession



                                                                      Form F9642